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                                                                   EXHIBIT 10.21

                  FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT
                           AND OTHER CREDIT DOCUMENTS

      THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT AND OTHER CREDIT DOCUMENTS (this "Amendment") is made and entered into as of February 18, 2005, effective in accordance with Section 4 below, by and among CHOICEPOINT SERVICES INC., a Georgia corporation ("Services"), CHOICEPOINT INC., a Georgia corporation ("ChoicePoint"), the financial institutions from time to time party to the Initial Credit Agreement referred to below (the "Lenders") and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders (the "Administrative Agent").

                              Statement of Purpose

      ChoicePoint, the Lenders and the Administrative Agent are parties to that certain Revolving Credit Agreement dated as of December 29, 2004 (the "Initial Credit Agreement"), by and among ChoicePoint, as Borrower, the Lenders, and the Administrative Agent pursuant to which the Lenders have extended certain credit facilities to ChoicePoint.

      ChoicePoint has requested that the Lenders consent to (a) the replacement of ChoicePoint with Services as Borrower and to (b) the amendment and restatement of the Initial Credit Agreement as described below. The Initial Credit Agreement, as amended by this Amendment is hereinafter referred to as the "Amended Credit Agreement". Subject to the terms and conditions of this Amendment, the Administrative Agent and the Lenders are willing to agree to the requested consents.

      NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. Definitions. All capitalized, undefined terms used in this Amendment shall have the meanings assigned thereto in the Initial Credit Agreement.

      SECTION 2. Replacement of Borrower. Subject to the conditions to effectiveness set forth in Section 4 below, (a) the Administrative Agent and the Lenders hereby consent to the assignment by ChoicePoint of all of its rights and obligations as Borrower under the Initial Credit Agreement and the other Credit Documents to Services to which it is a party, (b) Services hereby assumes all of the rights and obligations of ChoicePoint as Borrower under the Initial Credit Agreement and the other Credit Documents to which it is a party, (c) ChoicePoint is hereby released from its obligations as Borrower under the Initial Credit Agreement and the other Credit Documents to Services to which it is a party and
(d) ChoicePoint and Services hereby agree to the terms of the Amended Credit Agreement.

      SECTION 3. Amendment to Initial Credit Agreement.

      (a) Amendment to Initial Credit Agreement. Subject to the conditions to effectiveness set forth in Section 4 below, the Initial Credit Agreement is hereby amended in the form attached hereto as Exhibit A.

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      (b) Amendment to Other Credit Documents. Each of the other Credit
Documents and the Exhibits to the Initial Credit Agreement are hereby amended by replacing ChoicePoint with Services as Borrower, in each case, as necessary to give effect to the amendments set forth in paragraph (a) above.

      SECTION 4. Effectiveness. This Amendment shall become effective upon receipt by the Administrative Agent of each of the following in form and substance satisfactory to the Administrative Agent:

      (a) an executed original of this Amendment by ChoicePoint, Services, the Guarantors and each of the Lenders;

      (b) a duly authorized guaranty agreement (the "Parent Guaranty Agreement") executed by ChoicePoint in favor of the Administrative Agent and the Lenders;

      (c) a duly executed Contribution Agreement, executed by ChoicePoint and each of the Guarantors;

      (d) a duly executed Syndicated Note for each Lender and a duly executed Swing Line Note for the Swing Line Lender;

      (e) a certificate of the secretary or assistant secretary of ChoicePoint attaching resolutions duly adopted by the board of directors of ChoicePoint authorizing the execution, delivery and performance of this Amendment and the Parent Guaranty Agreement and approving the transactions contemplated hereby;

      (f) a certificate of the secretary or assistant secretary of Services attaching (i) resolutions duly adopted by the board of directors of Services authorizing the execution, delivery and performance of this Amendment and approving the transactions contemplated hereby and (ii) a certificate as of a recent date of the good standing of Services from its state of organization;

      (g) a legal opinion of counsel to ChoicePoint and Services as to the due authorization, execution, delivery and enforceability of this Amendment and the Parent Guaranty Agreement; and

      (h) payment of all outstanding fees and expenses of the Administrative Agent (including without limitation, legal fees and expenses) incurred in connection with the preparation and negotiation of this Amendment and all documents, certificates and other instruments delivered in connection therewith.

      SECTION 5. Limited Consent and Amendment. Except as expressly provided in this Amendment, the Amended Credit Agreement and each other Credit Document shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed or otherwise construed (a) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of the Amended Credit Agreement or any other Credit Document, (b) to prejudice any other right or remedies that the Administrative Agent or the Lenders, or any of them, may now have or may have in the future under or in connection with the Amended Credit

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Agreement or the Credit Documents, as such documents may be amended, restated or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with ChoicePoint or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Amended Credit Agreement or the Credit Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among ChoicePoint or any of its Subsidiaries, on the one hand, and the Administrative Agent or any other Lender, on the other hand.

      SECTION 6. Representations and Warranties/No Default. By their execution hereof, and after giving effect to this Amendment, ChoicePoint and Services hereby certify that (a) each of the representations and warranties set forth in the Amended Credit Agreement and the other Credit Documents is true and correct as of the date hereof as if fully set forth herein (other than representations and warranties which speak as of a specific date pursuant to the Amended Credit Agreement, which representations and warranties shall have been true and correct as of such specific dates) and that as of the date hereof (after giving effect to the provisions of this Amendment) no Default or Event of Default has occurred and is continuing, and (b) the execution, delivery and performance of this Amendment have been authorized by all requisite corporate action on the part of ChoicePoint and Services.

      SECTION 7. Acknowledgement by Guarantors. By their execution hereof, each of the Guarantors hereby expressly (a) consents to the modifications and amendments set forth in this Amendment, (b) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in each of the Credit Documents to which it is a party and (c) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in each of the Credit Documents to which it is a party remain in full force and effect.

      SECTION 8. Expenses. ChoicePoint shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

      SECTION 9. Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Georgia, without reference to the conflicts or choice of law principles thereof.

      SECTION 10. Counterparts. This Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

      SECTION 11. Fax Transmission. A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all

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purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.

                            [Signature Pages Follow]

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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal by their duly authorized representatives, all as of the day and year first above written.

                                         BORROWER AND GUARANTORS:

                                         CHOICEPOINT SERVICES INC., as Borrower

                                         By: /s/ David E. Trine
                                             ---------------------------
                                         Name: David E. Trine
                                         Title: Treasurer

                                         CHOICEPOINT INC., as Parent

                                         By: /s/ David E. Trine
                                             ---------------------------
                                         Name: David E. Trine
                                         Title: Treasurer

                                         CHOICEPOINT ASSET COMPANY, as Guarantor

                                         By: /s/ David E. Trine
                                             ---------------------------
                                         Name:    David E. Trine
                                         Title:   Treasurer

                                         INSURITY INC., as Guarantor

                                         By: /s/ David E. Trine
                                             ---------------------------
                                         Name: David E. Trine
                                         Title: Treasurer

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                                         CHOICEPOINT WORKPLACE SOLUTIONS,
                                         INC., as Guarantor

                                         By: /s/ David E. Trine
                                             ---------------------------
                                         Name: David E. Trine
                                         Title: Treasurer

                                         C.L.U.E. INC., as Guarantor

                                         By: /s/ David E. Trine
                                             ---------------------------
                                         Name: David E. Trine
                                         Title: Treasurer

                                         CHOICEPOINT PUBLIC RECORDS INC.,
                                         as Guarantor

                                         By: /s/ David E. Trine
                                             ---------------------------
                                         Name: David E. Trine
                                         Title: Treasurer

                                         NATIONAL SAFETY ALLIANCE,
                                         INCORPORATED, as Guarantor

                                         By: /s/ David E. Trine
                                             ---------------------------
                                         Name: David E. Trine
                                         Title: Treasurer

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                                         ADMINISTRATIVE AGENT AND LENDERS:

                                         WACHOVIA BANK, NATIONAL ASSOCIATION,
                                         as Administrative Agent and Lender

                                         By: /s/ William R. Goley
                                             ---------------------------
                                         Name: William R. Goley
                                         Title: Director

                                         SUNTRUST BANK, as Syndication Agent
                                         and Lender

                                         By: /s/ Bradley J. Staples
                                             ---------------------------
                                         Name: Bradley J. Staples
                                         Title: Managing Director

                                         BNP PARIBAS, as Documentation Agent
                                         and Lender

                                         By: /s/ John Stacy
                                             ---------------------------
                                         Name: John Stacy
                                         Title: Managing Director

                                         By: /s/ Aurora L. Abella
                                             ---------------------------
                                         Name: Aurora Abella
                                         Title: Vice President

                                         CREDIT SUISSE FIRST BOSTON, acting
                                         through its Cayman Islands Branch, as
                                         Lender

                                         By: /s/ Alain Daoust
                                            -----------------------------------
                                         Name: Alain Daoust
                                         Title: Director

                                         By: /s/ Peter Chauvin
                                             ---------------------------
                                         Name: Peter Chauvin
                                         Title: Vice President

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                                         FLEET NATIONAL BANK, as Lender

                                         By: /s/ William S. Rowe
                                             ---------------------------
                                         Name: William S. Rowe
                                         Title: Principal

                                         JPMORGAN CHASE BANK, as Lender

                                         By: /s/ B.B. Wuthrich
                                             ---------------------------
                                         Name: B.B Wuthrich
                                         Title: Vice President

                                         REGIONS BANK, as Lender

                                         By: /s/ Stephen H. Lee
                                             ---------------------------
                                         Name: Stephen H. Lee
                                         Title: Senior Vice President